UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 10, 1997


                          Gum Tech International, Inc.
               ---------------------------------------------------
              (Exact name of registrant as specified in it charter)


           Utah                     0-27646                     87-0482806
----------------------------       ----------             ----------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
of incorporation)                 File Number)            Identification Number)


                            4205 North Seventh Avenue
                                    Suite 300
                             Phoenix, AZ 85013-3080
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (602) 277-0606


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On February 10, 1998, the Board of Directors of Gum Tech International, Inc. accepted the resignation of Chairman, Chief Executive Officer and President, Gerald N. Kern prior to a scheduled review of Mr. Kern's performance. The severance package includes a payment of $200,000 to Mr. Kern, of which $50,000 will be held in trust for 120 days and is subject to a mutual non-disparagement clause. The Company will also forgive $116,000 of debt and officer's advances owed by Mr. Kern to the Company. Additionally, Mr. Kern will receive 100,000 Gum Tech stock options, exercisable up to one year at $5.81 per share upon cancellation of all his existing options.

     Gary Kehoe, the company's current Chief Operating Officer was named the interim-President. Bruce Jorgenson was named as the Chairman of the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GUM TECH INTERNATIONAL, INC.
                                             (Registrant)

                                             By: /s/ Jeffrey L. Bouchy
                                                --------------------------------
                                                Senior Vice President-Chief
                                                Financial Officer

Dated: February 13, 1998